Summary Prospectus January 28, 2026
Virtus Tactical Allocation Fund

A: NAINX	C: POICX	I: VTAIX	R6: VTARX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated January 28, 2026 are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has investment objectives of capital appreciation and income.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 77 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.27%	0.33%	0.32%	0.21%
Total Annual Fund Operating Expenses	1.07%	1.88%	0.87%	0.76%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.08)%	(0.13)%	(0.11)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.99%	1.75%	0.76%	0.60%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.99% for Class A Shares, 1.75% for Class C Shares, 0.76% for Class I Shares and 0.60% for Class R6 Shares through January 31, 2027. Prior to January 31, 2027, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$645	$864	$1,100	$1,777
Class C	Sold	$278	$578	$1,004	$2,190
	Held	$178	$578	$1,004	$2,190
Class I	Sold or Held	$78	$267	$471	$1,062
Class R6	Sold or Held	$61	$227	$407	$927

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Diversified across equity and fixed income securities, the fund’s tactical allocation approach seeks to generate a combination of capital appreciation and income. For the fund’s U.S. equity allocation, the subadviser invests in a select group of large market capitalization growth companies believed by the fund’s subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. For the fund’s non-U.S. equity exposure, the subadviser’s investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets.

The fund invests in U.S. equity, non-U.S. equity and fixed income securities using a tactical allocation approach. Generally, the following percentages apply: 25% to 60% invested in U.S. equity securities, 5% to 30% invested in non-U.S. equity securities and 35% to 60% invested in fixed income securities. The equity allocation is invested in common, preferred, and ADR securities. The fixed income allocation may be invested directly or indirectly in all sectors of fixed income investments, including high-yield (“junk bonds”), bank loans (which are generally floating rate and may include both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics), mortgage-backed and asset-backed, collateralized mortgage obligations, real estate mortgage investment conduits, and other pass-through securities, government, corporate, and municipal debt obligations. Indirect investment for this purpose means investment in mutual funds and exchange-traded funds (ETFs) that invest in one or more sectors of fixed income investments, which may include affiliated funds and ETFs that are also managed by the fund’s subadviser. The fixed income allocation may use derivative instruments to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments, including, but not limited to, swaps, futures contracts and currency forwards. Normally, the fund’s fixed income allocation has a dollar-weighted average duration of between two and eight years. The fund may invest in both U.S. and foreign (non-U.S.) securities, including those of issuers in emerging market countries, and may invest in issuers of any size. Allocation percentages are measured at time of purchase.

Generally, the fund’s U.S. equity investments are in large market capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers large market capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Index on a rolling three-year basis. On this basis, as of September 30, 2025, the market capitalization range of companies included in the Russell 1000® Index was $125 million to $4.53 trillion. The fund’s non-U.S. equity investments are principally in small- and mid-capitalization companies. As of the date of this Prospectus, the fund’s equity subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex USA SMID Cap Index on a rolling three-year basis. On this basis, as of September 30, 2025, the total market capitalization range of companies included in the MSCI All Country World ex USA SMID Cap Index over the past three years was $0 to $93.2 billion.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.

> Sanctions Risk: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

> Allocation Risk: If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

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> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities, and high-yield/high-risk securities are generally considered to be speculative.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Affiliated Fund and ETF Risk: The fund’s subadviser may select and substitute affiliated and/or unaffiliated mutual funds and/or exchange-traded funds (ETFs), which may create a conflict of interest because the subadviser or its affiliate(s) may receive fees from affiliated funds and/or ETFs, some of which pay the subadviser or its affiliate(s) more than others.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Growth Stocks Risk: The fund’s investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Long-Term Maturities/Durations Risk: Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Mortgage-Backed and Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

> Municipal Securities Risk: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.

> Mutual Fund and ETF Investing Risk: The fund will be indirectly affected by factors, risks and performance specific to any other mutual fund and/or exchange-traded fund (ETF) (“underlying fund”) in which it invests. Further, the net asset value per share of each underlying fund will include the effect of any fees and expenses of the underlying fund, so the fund’s investment in such underlying funds will cause the fund to indirectly bear its proportionate share of such fees and expenses, which are reflected in the fund’s Fees and Expenses table as “Acquired Fund Fees and Expenses” if they are estimated to amount to at least 0.01% of the fund’s total net assets.

> Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

> U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indices (the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI World Index (net)), two style-specific indexes that reflect the market sectors in which the fund invests (the MSCI ACWI ex USA SMID Cap Index (net) and the the Russell 1000® Growth Index) and a composite

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benchmark that reflects a hypothetical asset allocation among market sectors for the Fund. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	22.60%	Worst Quarter:	2022, Q2:	-19.62%

Average Annual Total Returns (for the periods ended 12/31/25)

				Since Inception
				Class I	Class R6
Class	1 Year	5 Years	10 Years	(1/29/2019)	(10/20/2020)
Class A Shares
Return Before Taxes	0.86%	1.49%	7.51%	—	—
Return After Taxes on Distributions	-2.76%	-0.77%	5.68%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	2.58%	0.76%	5.60%	—	—
Class C Shares
Return Before Taxes	5.94%	1.86%	7.30%	—	—
Class I Shares
Return Before Taxes	7.00%	2.89%	—	9.22%	—
Class R6 Shares
Return Before Taxes	7.09%	3.05%	—	—	4.34%
Index
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	1.93%	-0.17%
MSCI All Country World Index (net) (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%	13.23%	13.12%
MSCI All Country World ex USA SMID Cap Index (net) (reflects no deduction for fees or expenses)	30.74%	6.80%	7.87%	8.71%	9.36%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%	20.58%	16.55%
Virtus Tactical Allocation Fund Linked Benchmark (reflects no deduction for fees, expenses or taxes)	15.98%	7.88%	10.39%	11.51%	8.88%

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI All Country World Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

The MSCI All Country World ex USA SMID Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

The Russell 1000® Growth Index is a free float-adjusted market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell universe, which comprises the 3,000 largest U.S. companies. Effective March 24, 2025, the index applies a capping methodology. Index constituents are capped quarterly so that no more than 22.5% of the index weight may be allocated to a single constituent, and the sum of the weights of all constituents representing more than 4.5% of the index should not exceed 45% of the total index weight. For periods prior to March 24, 2025, the index was uncapped. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Effective June 4, 2019, the Virtus Tactical Allocation Fund Linked Benchmark consists of 45% Russell 1000® Growth Index, 15% MSCI All Country World ex USA SMID Cap Index, and 40% Bloomberg U.S. Aggregate Bond Index. From September 7, 2016 to June 3, 2019, the Virtus Tactical Allocation Fund Linked Benchmark consists of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg U.S. Aggregate Bond Index. Performance of the Virtus Tactical

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Allocation Fund Linked Benchmark prior to September 7, 2016 represents an allocation consisting of 50% S&P 500® Index and 50% Bloomberg U.S. Aggregate Bond Index. The indexes are unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadvisers are Kayne Anderson Rudnick Investment Management, LLC (“KAR”) (equity portion), an affiliate of VIA, and Newfleet Asset Management, (“Newfleet”) (fixed income portion), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer and Senior Portfolio Manager at Newfleet, has managed the fund since 2012.

> Julie Biel, CFA, Chief Market Strategist, Portfolio Manager and Senior Research Analyst at KAR. Ms. Biel has served as a Portfolio Manager of the fund since January 2026.

> Stephen H. Hooker, CFA, Managing Director and Portfolio Manager at Newfleet. Mr. Hooker has served as a Portfolio Manager of the fund since 2020.

> Craig Stone, Co-Chief Investment Officer, Portfolio Manager and Senior Research Analyst at KAR. Mr. Stone has served as a Portfolio Manager of the fund since January 2026.

Purchase and Sale of Fund Shares

Class C Shares of the fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through reinvestment of dividends and/or capital gain distributions. More information is available in the “How to Buy Shares” section of the fund’s prospectus.

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

The minimums may be reduced or waived in some circumstances. In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8445	1-26